THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2 (VCA 2)

Supplement to Prospectus Dated May 1, 2023

Supplement dated June 28, 2023

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

PROSPECTUS CHANGE

In the “SUMMARY” section of the prospectus, under “ABOUT PRUDENTIAL & VCA 2,” the second paragraph under “Prudential” is hereby replaced with the following paragraph:

Empower Financial Services, Inc. (“EFSI”) is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. EFSI is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-2-VCA 2